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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 29, 2006


                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)


          Colorado                    0-19027                    84-1057605
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)               Identification #)



              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)



                                 (719) 531-9444
              (Registrant's telephone number, including area code)



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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Item 8.01  Other Events.

     On June 29, 2006, Simtek Corporation (the "Company") held its 2006 Annual Meeting of the Shareholders (the "Annual Meeting"). Set forth below are the results of the votes taken at the Annual Meeting. The number of issued and outstanding shares of the Common Stock of the Company as of May 17, 2006, the record date established by the Board of Directors for determining shareholder eligibility to vote at the Annual Meeting, was 147,160,823. There were represented personally or by proxy at the Annual Meeting shareholders holding an aggregate of 121,875,676 shares of the Common Stock of the Company, representing approximately 83% of the total shares eligible to vote. The Company's shareholders were voting on four matters at the Annual Meeting. Those four matters were the election of two directors, the reincorporation of the Company in Delaware, the reverse split of the outstanding shares of the Common Stock of the Company and the ratification of the selection of Hein & Associates LLP as the independent auditors for fiscal 2006.

The two nominees for election to the Board of Directors, for either three-year terms (if the reincorporation in Delaware is not effected) or one-year terms (if the reincorporation in Delaware is effected), were elected by the shareholders by the following vote:

Name                       Votes For                 Votes Withheld
----                       ---------                 --------------
Ronald Sartore             120,303,618               1,572,058
Alfred Stein               120,411,489               1,464,187

The proposal to reincorporate the Company in the state of Delaware was approved by the shareholders by the following vote:

Votes For                  Votes Against    Abstain  Broker Non-Votes
---------                  -------------    -------  ----------------
81,226,026                 919,678          162,600  39,567,372

The proposal to effect a reverse split of the outstanding shares of the Common Stock of the Company (with the ratio of the reverse split being in the range of one-for-five to one-for-twenty shares, the exact ratio being determined by the Board of Directors) was approved by the shareholders by the following vote:

Votes For                  Votes Against             Abstain
---------                  -------------             -------
116,714,049                5,004,983                 156,644

The proposal to ratify the selection of Hein & Associates LLP, independent auditors, as auditors of the Company for the year ending December 31, 2006 was approved by the shareholders by the following vote:

Votes For                  Votes Against             Abstain
---------                  -------------             -------
121,02,768                 165,753                   681,155




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                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SIMTEK CORPORATION


                                    By: /s/ Brian Alleman
                                        --------------------------------------
                                        Brian Alleman, Chief Financial Officer



July 10, 2006